Deferred tax assets had not been recognized in respect of any potential tax benefit that may be derived from non-capital loss carry forward and property and equipment as it may not be probably that future taxable profits will be available against which th (Details) - USD ($)
	Dec. 31, 2021	Dec. 31, 2020
Income Tax Disclosure [Abstract]
Non-capital loss carry-forwards	$ 607,000	$ 645,000
Property and equipment	42,000	22,000
Deferred Tax Assets, Gross	649,000	667,000
Unrecognized deferred tax assets	$ 649,000	$ 667,000